SUPPLEMENT

dated September 10, 2020, to the

PROSPECTUS

dated May 31, 2020, as supplemented

Yorktown Small Cap Fund

(Class A, Class L and Institutional Class Shares)

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Effective September 10, 2020, the primary benchmark for the Yorktown Small Cap Fund will be the Russell 2000 Index. The Fund has elected to use the Russell 2000 Index because management believes it is a more appropriate broad-based index for comparison purposes.

The section appearing under the heading “Section 1 Fund Summaries – Yorktown Small Cap Fund – The Fund’s Past Performance – Average Annual Total Returns” on page 46 of the Prospectus is hereby deleted and replaced as set forth below. The performance table compares the Fund’s performance to that of the new broad-based benchmark and the prior broad-based benchmark (in that order).

Average Annual Total Returns
(for periods ending on December 31, 2019)

	One Year	Inception 5/9/2016
Return Before Taxes - Institutional Class Shares (YOVIX)	21.84%	11.19%
Return After-Taxes on Distributions (1)	21.47%	9.76%
Return After-Taxes on Distributions and Sale of Fund Shares (1)	13.18%	8.51%
Russell 2000 Index (2) (reflects no deduction for fee, expenses or taxes)	25.53%	13.17%
Russell 2000 Growth Index (3) (reflects no deduction for fee, expenses or taxes)	28.48%	15.09%

	One Year	Inception 5/9/2016
Return Before Taxes - Class A Shares (YOVAX)	14.52%	9.17%

	One Year	Inception 5/9/2016
Return Before Taxes - Class L Shares (YOVLX)	20.65%	10.09%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Institutional Class Shares. After-tax returns for Class A and Class L Shares will vary.

(2)	The Russell 2000 Index measures the performance of 2,000 smallest-cap companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. The Fund has elected to use the Russell 2000 Index rather than the Russell 2000 Growth Index because management believes it is a more appropriate broad-based index for comparison purposes.

(3)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

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